As filed with the Securities and Exchange Commission on March 15, 2010

Registration Statement No. 333 - 164007

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 3
TO
FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

KNIGHTSBRIDGE TANKERS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. Employer Identification No.)
Knightsbridge Tankers Limited Par-la-Ville Place 14 Par-la-Ville Road Hamilton, HM 08 Bermuda +1 (441) 295 6935 (Address and telephone number of Registrant's principal executive offices)	Seward & Kissel LLP Attention: Gary J. Wolfe, Esq. One Battery Park Plaza New York, New York 10004 (212) 574-1200 (Name, address and telephone number of agent for service)

Copies to:
Gary J. Wolfe, Esq. Seward & Kissel LLP One Battery Park Plaza New York, New York 10004 (212) 574-1200

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee (3)
Common Shares, par value $0.01 per share
Preferred Shares, par value $0.01 per share
Debt Securities (4)
Guarantees (5)
Warrants (6)
Purchase Contracts (7)
Units (8)
Total		$120,000,000	$8,556*

* Previously paid.

(1)
Such amount in U.S. dollars or the equivalent thereof in foreign currencies as shall result in an aggregate initial public offering price for all securities of $120,000,000.  Also includes such indeterminate amount of debt securities and common shares and preferred shares as may be issued upon conversion or exchange for any other debt securities or preferred shares that provide for conversion or exchange into other securities.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.  Pursuant to General Instruction II(C) of Form F-3, the table does not specify by each class information as to the proposed maximum aggregate offering price.  Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.  In no event will the aggregate offering price of all securities sold by Knightsbridge Tankers Limited pursuant to this registration statement exceed $120,000,000.

(3)	Calculated in accordance with Rule 457 (r) under the Securities Act of 1933.
(4)
If any debt securities are issued at an original issue discount, then the offering may be in such greater principal amount as shall result in a maximum aggregate offering price not to exceed $120,000,000.

(5)
The debt securities may be guaranteed pursuant to guarantees by the subsidiaries of Knightsbridge Tankers Limited.  No separate compensation will be received for the guarantees.  Pursuant to Rule 457(n), no separate fees for the guarantees are payable.

(6)	There is being registered hereunder an indeterminate number of warrants as may from time to time be sold at indeterminate prices not to exceed an aggregate offering price of $120,000,000.
(7)	There is being registered hereunder an indeterminate number of purchase contracts as may from time to time be sold at indeterminate prices not to exceed an aggregate offering price of $120,000,000.
(8)
There is being registered hereunder an indeterminate number of units as may from time to time be sold at indeterminate prices not to exceed an aggregate offering price of $120,000,000.  Units may consist of any combination of the securities registered hereunder.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	Country of Incorporation	IRS Employer I.D. No.	Primary Standard Industrial Classification Code No.

KTL Camden, Inc.	Republic of Liberia	98-0496993	4412
KTL Kensington, Inc.	Republic of Liberia	98-0496691	4412
KTL Hampstead, Inc.	Republic of Liberia	98-0496996	4412
KTL Mayfair, Inc.	Republic of Liberia	98-0496988	4412
KTL Belgravia I Inc.	Republic of Liberia	N/A	4412
KTL Belgravia II Inc.	Republic of Liberia	N/A	4412

EXPLANATORY NOTE

Knightsbridge Tankers Limited is filing this amendment to the registration statement on Form F-3 (Registration No. 333-164007), filed with the U.S. Securities and Exchange Commission on December 23, 2009 and amended on January 28, 2010 and February 26, 2010 (the "Registration Statement"), solely for the purpose of revising the legal opinion filed as Exhibit 8.1 to the Registration Statement.  No other changes have been made to the Registration Statement or the prospectus contained therein.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 9. Exhibits

A list of exhibits included as part of this registration statement is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Knightsbridge Tankers Limited (Registrant)

Date: March 15, 2010	By: /s/ Inger M. Klemp__
Name: Inger M. Klemp Title: Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ola Lorentzon Ola Lorentzon	Director and Chairman (Principal Executive Officer)	March 15 , 2010

/s/ Douglas C. Wolcott Douglas C. Wolcott	Director	March 15, 2010

/s/ David M. White David M. White	Director	March 15, 2010

/s/ Hans Petter Aas Hans Petter Aas	Director	March 15, 2010

/s/ Inger M. Klemp Inger M. Klemp	Chief Financial Officer (Principal Financial and Accounting Officer)	March 15, 2010

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this registration statement in the City of Newark, State of Delaware, on March 15, 2010.

PUGLISI & ASSOCIATES

By: /s Donald J. Puglisi
Name:    Donald J. Puglisi
Title:      Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 15, 2010.

KTL CAMDEN, INC.

By: /s/ Ola Lorentzon
Name: Ola Lorentzon
Title:   President and Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ola Lorentzon	President and Director (Principal Executive Officer)	March 15 , 2010
Ola Lorentzon

/s/ Kate Blankenship	Vice-President and Director	March 15, 2010
Kate Blankenship

/s/ Georgina Sousa	Treasurer and Director (Principal Financial and Accounting Officer)	March 15, 2010
Georgina Sousa

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 15, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name:  Donald J. Puglisi
Title:    Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 15, 2010.

KTL KENSINGTON, INC.

By: /s/ Ola Lorentzon
Name: Ola Lorentzon
Title:   President and Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ola Lorentzon	President and Director (Principal Executive Officer)	March 15, 2010
Ola Lorentzon

/s/ Kate Blankenship	Vice-President and Director	March 15, 2010
Kate Blankenship

/s/ Georgina Sousa	Treasurer and Director (Principal Financial and Accounting Officer)	March 15, 2010
Georgina Sousa

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 15, 2010.

PUGLISI & ASSOCIATES

By:  /s/ Donald J. Puglisi
Name:  Donald J. Puglisi
Title:    Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 15, 2010.

KTL HAMPSTEAD, INC.

By: /s/ Ola Lorentzon
Name: Ola Lorentzon
Title:   President and Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ola Lorentzon	President and Director (Principal Executive Officer)	March 15, 2010
Ola Lorentzon

/s/ Kate Blankenship	Vice-President and Director	March 15, 2010
Kate Blankenship

/s/ Georgina Sousa	Treasurer and Director (Principal Financial and Accounting Officer)	March 15, 2010
Georgina Sousa

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 15, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name:  Donald J. Puglisi
Title:    Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 15, 2010.

KTL MAYFAIR, INC.

By:   /s/ Ola Lorentzon
Name: Ola Lorentzon
Title:   President and Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ola Lorentzon	President and Director (Principal Executive Officer)	March 15, 2010
Ola Lorentzon

/s/ Kate Blankenship	Vice-President and Director	March 15, 2010
Kate Blankenship

/s/ Georgina Sousa	Treasurer and Director (Principal Financial and Accounting Officer)	March 15, 2010
Georgina Sousa

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 15, 2010.

PUGLISI & ASSOCIATES

By:  /s/ Donald J. Puglisi
Name:  Donald J. Puglisi
Title:    Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 15, 2010.

KTL BELGRAVIA I INC.

By:   /s/ Ola Lorentzon
Name: Ola Lorentzon
Title:   President and Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ola Lorentzon	President and Director (Principal Executive Officer)	March 15, 2010
Ola Lorentzon

/s/ Kate Blankenship	Vice-President and Director	March 15, 2010
Kate Blankenship

/s/ Georgina Sousa	Treasurer and Director (Principal Financial and Accounting Officer)	March 15, 2010
Georgina Sousa

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 15, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name:  Donald J. Puglisi
Title:    Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Country of Bermuda, on March 15 , 2010.

KTL BELGRAVIA II INC.

By:   /s/ Ola Lorentzon
Name: Ola Lorentzon
Title:   President and Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ola Lorentzon	President and Director (Principal Executive Officer)	March 15, 2010
Ola Lorentzon

/s/ Kate Blankenship	Vice-President and Director	March 15, 2010
Kate Blankenship

/s/ Georgina Sousa	Treasurer and Director (Principal Financial and Accounting Officer)	March 15, 2010
Georgina Sousa

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the State of Delaware, on March 15, 2010.

PUGLISI & ASSOCIATES

By: /s/ Donald J. Puglisi
Name:  Donald J. Puglisi
Title:    Authorized Representative in the United States

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement for Common Stock*
1.2	Underwriting Agreement (for debt securities)*
3.1	Memorandum of Association of the Company, as amended**
3.2	Amended Bye-laws of the Company(1)
4.1	Form of Common Share Certificate (2)
4.2	Preferred Share Certificate*
4.3	Form of Senior Debt Securities Indenture**
4.4	Form of Subordinated Debt Securities Indenture**
4.5	Form of Warrant Agreement*
4.6	Form of Purchase Contract*
4.7	Form of Unit Agreement*
5.1	Opinion of Mello Jones & Martin, Bermuda counsel to the Company**
5.2	Opinion of Seward & Kissel LLP, U.S. counsel to the Company **
8.1	Opinion of Seward & Kissel LLP, with respect to certain tax matters
23.1	Consent of Mello Jones & Martin (included in Exhibit 5.1)**
23.2	Consent of Seward & Kissel LLP (included in Exhibit 5.2)** (included in Exhibit 8.1)
23.3	Consent of Independent Registered Public Accounting Firm**
24.1	Power of Attorney (contained in signature page)
25.1	T-1 Statement of Eligibility (senior indenture)*
25.2	T-1 Statement of Eligibility (subordinated indenture)*
*	To be filed either as an amendment or as an exhibit to a report filed pursuant to the Securities Exchange Act of 1934 of the Registrant and incorporated by reference into this Registration Statement.
**	Previously filed.
(1)	Incorporated by reference to the Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2005, filed with the Commission on June 15, 2006.
(2)	Incorporated by reference to the Company's Registration Statement on Form F-1 filed with the Commission on December 13, 1996.

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